                                  EXHIBIT 99.1

        Monthly Operating Report for the Month of August 1997, as filed with the United States Bankruptcy Court
        for the Northern District of California, San Francisco Division.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE: STREAM LOGIC CORPORATION        CASE NO. 97-32984 DM
                                                ------------------

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED  Aug 31, 1997

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                               END OF          END OF           AS OF
                                                                              CURRENT           PRIOR         PETITION
2.    ASSET/LIABILITY SUMMARY                                                  MONTH            MONTH          FILING
        Current Assets (Market Value)                                          $ 2,642,390    $ 2,740,693       $18,388,407 *
                                                                          ----------------   ------------ -----------------
        Total Assets (Market Value)                                            $ 7,989,890    $ 7,966,193       $22,312,581 *
                                                                          ----------------   ------------ -----------------
        Current Liabilities                                                    $   138,141    $   108,000       $         0
                                                                          ----------------   ------------ -----------------
        Total Liabilities                                                      $28,997,378    $28,967,237       $28,859,237
                                                                          ----------------   ------------ -----------------

                                                                                                               PETITION
                                                                              CURRENT           PRIOR           DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                     MONTH            MONTH          MONTH END
        a.  Total Receipts                                                     $   938,000    $ 1,042,022       $ 1,980,022
                                                                          ----------------   ------------ -----------------
        b.  Total Disbursements                                                $ 1,062,897    $ 1,048,046       $ 2,110,943
                                                                          ----------------   ------------ -----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)         $  (124,897)   $    (6,024)      $  (130,921)
                                                                          ----------------   ------------ -----------------
        d.  Cash Balance Beginning of Month                                    $   388,693    $   384,717
                                                                          ----------------   ------------
        e.  Cash Balance End of Month (c + d)                                  $   263,796    $   388,693
                                                                          ================   ------------

4.    POST-PETITION LIABILITIES & RECEIVABLES                               RECEIVABLES                      LIABILITIES
        Balance at End of Previous Month                                       $ 1,200,000                      $   108,000
                                                                          ----------------                -----------------
        Balance at End of Current Month                                        $ 1,103,114                      $   138,141
                                                                          ----------------                -----------------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)                        $     5,000
                                                                          ----------------
        Balance at End of Current Month (over 30 days)                         $         0
                                                                          ----------------


                                                                                                YES               NO
                                                                                                ---               --
6.    Are all federal, state, and local taxes current? (if no,                                                 Unknown **
      attach schedule of unpaid items)
                                                                                            ---------------    -------------
7.    Have any payments been made to pre-petition creditors,
      other than payments in the normal course to secured
      creditors or lessors? (if yes, attach listing including
      date of payment, amount of payment and name of payee)                                     x ***
                                                                                            ---------------    -------------
8.    Have any payments been made to officers, insiders,
      shareholders, relatives?  (if yes, attach listing
      including date of payment, amount and reason for
      payment, and name of payee)    [Excludes salaries to officers]                                               x
                                                                                            ---------------    -------------
9.    Have any payments been made to professionals?  (if yes,
      attach listing including date of payment, amount of payment
      and name of payee)                                                                                           x
                                                                                            ---------------    -------------
10.   If you answered yes to line 7,8, or 9, were all
      such payments approved by the court?                                                                         x
                                                                                            ---------------    -------------
11.   Is the estate insured for replacement cost of
      assets and for general liability?                                                         x
                                                                                            ---------------    -------------
12.   Are U.S. Trustee quarterly fees current?                                                  x
                                                                                            ---------------    -------------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


      Date: September 17, 1997          /s/ GEORGE OLIVA
                                       --------------------------
                                       George Oliva -  Vice President
                                       Finance and Administration
                                       Responsible Individual

* Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.

** Post petition payroll related taxes paid currently. Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.

*** Approximately $5K in misc prepetition checks cleared post petition.


Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED AUGUST 31, 1997

                                   ($________)

     ASSETS


                                                                      FROM SCHEDULES             MARKET VALUE
                                                                      --------------             ------------
    CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                                 $  263,796
                                                                                                  ----------
 2       Cash and cash equivalents - restricted                                                   $  502,000
                                                                                                  ----------
 3       Accounts receivable (net)                                          A                     $1,103,114
                                                                                                  ----------
 4       Inventory (net)                                                    B                     $  773,480
                                                                                                  ----------
 5       Prepaid expenses
                                                                                                  ----------
 6       Other:
               ---------------------------------------------                                      ----------
 7
         ---------------------------------------------------                                      ----------

 8            TOTAL CURRENT ASSETS                                                                $2,642,390
                                                                                                  ----------


    PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                                      C                     $3,500,000
                                                                                                  ----------
10       Machinery and equipment                                            D                     $  150,000
                                                                                                  ----------
11       Furniture and fixtures                                             D                     $   25,000
                                                                                                  ----------
12       Office equipment                                                   D                     $   50,000
                                                                                                  ----------
13       Leasehold improvements                                             D                     $        0
                                                                                                  ----------
14       Vehicles                                                           D                     $    2,500
                                                                                                  ----------
15       Other:                                                             D
               ---------------------------------------------                                      ----------
16                                                                          D
         ---------------------------------------------------                                      ----------
17                                                                          D
         ---------------------------------------------------                                      ----------
18                                                                          D
         ---------------------------------------------------                                      ----------
19                                                                          D
         ---------------------------------------------------                                      ----------

20            TOTAL PROPERTY AND EQUIPMENT                                                        $3,727,500
                                                                                                  ----------

    OTHER ASSETS
21                Concentric Stock                                                                $1,600,000
         ---------------------------------------------------                                      ----------
22
         ---------------------------------------------------                                      ----------
23
         ---------------------------------------------------                                      ----------
24
         ---------------------------------------------------                                      ----------

25            TOTAL OTHER ASSETS                                                                  $1,600,000
                                                                                                  ----------

26            TOTAL ASSETS                                                                        $7,969,890
                                                                                                  ==========



NOTE:

         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Inventory valued at historical cost less a $6.5 million reserve for decreased market value, pending further review of actual market value. Market Value of equipment based on management estimate pending outside appraisals. Accounts receivable are net of a substantial reserve due to managements experience with the collections.


Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($_______)



     LIABILITIES                                                      FROM SCHEDULES
          POST-PETITION                                               --------------
               CURRENT LIABILITIES
27                  Salaries and wages
                                                                                                  ------------
28                  Payroll taxes
                                                                                                  ------------
29                  Real and personal property taxes                                                 unknown
                                                                                                  ------------
30                  Income taxes                                                                     unknown
                                                                                                  ------------
31                  Notes payable (short term)
                                                                                                  ------------
32                  Accounts payable (trade)                                A                     $     50,000
                                                                                                  ------------
33                  Real property lease arrearage
                                                                                                  ------------
34                  Personal property lease arrearage
                                                                                                  ------------
35                  Accrued professional fees                                                     $     67,741
                                                                                                  ------------
36                  Current portion of long-term debt (due within 12 months)
                                                                                                  ------------
37                  Other:                Warranty Post Petition                                  $     20,400
                                          ----------------------------------                      ------------
38
                        ----------------------------------------------------                      ------------
39
                        ----------------------------------------------------                      ------------

40                  TOTAL CURRENT LIABILITIES                                                     $    138,141
                                                                                                  ------------

41             LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                  ------------

42                  TOTAL POST-PETITION LIABILITIES                                               $    138,141
                                                                                                  ------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                  Secured claims                                          E                     $    245,738
                                                                                                  ------------
44                  Priority unsecured claims                               E                        unknown
                                                                                                  ------------
45                  General unsecured claims                                E                     $ 28,613,499
                                                                                                  ------------

46                  TOTAL PRE-PETITION LIABILITIES                                                $ 28,859,237
                                                                                                  ------------

47                  TOTAL LIABILITIES                                                             $ 28,997,378
                                                                                                  ------------

     EQUITY (DEFICIT)

48
                        ----------------------------------------------------                      ------------
49
                        ----------------------------------------------------                      ------------
50
                        ----------------------------------------------------                      ------------
51
                        ----------------------------------------------------                      ------------
52             Market value adjustment                                                            $(21,027,488)
                                                                                                  ------------
53                  TOTAL EQUITY (DEFICIT)                                                        ($21,027,488)
                                                                                                  ------------


54                  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                        $  7,969,890
                                                                                                  ============



Effective 1/1/95

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                 ($___________)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE



                                              ACCOUNTS               ACCOUNTS PAYABLE            PAST DUE
Receivables and Payables Ageings             RECEIVABLE             [POST PETITION]         POST PETITION DEBT
     0 -30 Days                                $  710,711                $50,000
                                               ----------                -------

     31-60 Days                                $  483,182                $     0
                                               ----------                -------
     61-90 Days                                $   80,119                                         $    0
                                               ----------                -------                  ------
     91+ Days                                  $1,220,569
                                               ----------                -------
     Total accounts receivable/payable         $2,494,581                $50,000
                                               ----------                =======
     Allowance for doubtful accounts           $1,391,467
                                               ----------
     Accounts receivable (net)                 $1,103,114
                                               ==========


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD



TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD


                                        INVENTORY(IES)          Inventory Beginning of Month            $7,110,000
                                                                                                        ----------
                                          BALANCE AT
                                         END OF MONTH           Add -
Retail/Restaurants -                                                     Net purchases                  $  594,443
                                                                                                        ----------
     Product for resale                                                  Direct labor                   $    9,000
                                       ---------------------                                            ----------
                                                                         Manufacturing overhead         $   92,000
                                                                                                        ----------
Distribution -                                                           Freight in
                                                                                                        ----------
     Product for resale                                                  Other:
                                       ---------------------

                                                                         -----------------------        ----------
Manufacturer -
                                                                         ------------------------       ----------
     Raw materials
                                       ---------------------
     Work-in-progress                           $ 7,233,480     Less -
                                       ---------------------
     Finished goods                                                      Inventory End of Month         $7,233,480
                                       ---------------------                                            ----------
                                                                         Shrinkage
                                                                                                        ----------
Other -                                         $(6,460,000)             Personal Use
                                       ---------------------                                            ----------
     Explain   Provision for lower
               ------------------------
               market value than cost                                    Cost of Goods Sold             $  571,963
     ----------------------------------                                                                 ==========

           TOTAL                                $   773,480
                                       =====================

METHOD OF INVENTORY CONTROL                                   INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory valuation used.

                             Yes                No x
                                 ----              ----
How often do you take a complete physical inventory?          Valuation methods -
                                                                FIFO cost                   x
                                                                                        -----------
     Weekly                                                     LIFO cost
                                 ----                                                   -----------
     Monthly                                                    Lower of cost or
                                 ----
     Quarterly                                                  market
                                 ----                                                   -----------
     Semi-annually                                              Retail method
                                 ----                                                   -----------
     Annually                    x
                                 ----
                                                                Other -
                                                                                        -----------
Date of last physical inventory was  April 1997                    Explain
                                     ----------

                                                                -----------------------------------
Date of next physical inventory is unknown
                                                                -----------------------------------


Effective 1/1/95

                                   SCHEDULE C
                                 REAL PROPERTY

DESCRIPTION                                                   COST              MARKET VALUE
      Land, Building and Improvements                       $7,560,000          $3,500,000
----------------------------------------------              ----------

----------------------------------------------              ----------          ----------

----------------------------------------------              ----------          ----------

----------------------------------------------              ----------          ----------
      TOTAL                                                 $7,560,000          $3,500,000
                                                            ===========         ==========

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS



DESCRIPTION                                                     COST           MARKET VALUE
-----------                                                     ----           ------------
MACHINERY & EQUIPMENT -
      Manufacturing Equipment                               $ 9,016,000         $ 100,000
----------------------------------------------              -----------         ---------
      Tooling                                               $ 2,248,000         $  25,000
----------------------------------------------              -----------
      Leased Equipment                                      $   884,000         $  25,000
----------------------------------------------              -----------         ---------

----------------------------------------------
      TOTAL                                                 $12,148,000         $ 150,000
                                                            ===========         =========

FURNITURE & FIXTURES -
      Miscellaneous items                                   $   789,000         $  25,000
----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------
      TOTAL                                                 $   789,000         $  25,000
                                                            ===========         =========

OFFICE EQUIPMENT -
      Equipment                                             $    39,000         $       0
----------------------------------------------              -----------         ---------
      Software                                              $   422,000         $       0
----------------------------------------------              -----------         ---------
      Computer Hardware                                     $ 5,889,000         $  50,000
----------------------------------------------              -----------         ---------
      TOTAL                                                 $ 6,350,000         $  50,000
                                                            ===========         =========

LEASEHOLD IMPROVEMENTS -
      Various locations                                     $    58,000         $       0
----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------
      TOTAL                                                 $    58,000         $       0
                                                            ===========         =========

VEHICLES -
      1988 Chevrolet Van                                    $    15,000         $   2,500
----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------

----------------------------------------------              -----------         ---------
      TOTAL                                                 $    15,000         $   2,500
                                                            ===========         =========

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES


                                                                 CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT             AMOUNT (B)
-------------------------------------------                    ----------           ----------
     Secured claims  (a)                                       $   245,738         $   245,738
                                                               -----------         -----------
     Priority claims other than taxes                             unknown
                                                               -----------         -----------
     Priority tax claims                                          unknown
                                                               -----------         -----------
     General unsecured claims                                  $28,613,499         $28,613,499
                                                               -----------         -----------

(a)     List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                           RENTAL INCOME INFORMATION
                   Not Applicable to General Business Cases.



Effective 1/1/95

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                           FOR THE MONTH ENDED 8/31/97
                                 $_____________



                     CURRENT MONTH
---------------------------------------------------------                                                   CUMULATIVE   NEXT MONTH
     ACTUAL              FORECAST           VARIANCE                                                       CASE TO DATE)  FORECAST
                                                                  REVENUES
       $  717,197          $  700,000           $ 17,197        1     Gross Sales                            $2,039,197  $  595,000
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0        2     less: Sales Returns & Allowances
------------------   -----------------   ----------------                                                    ----------  ----------
       $  717,197          $  700,000           $ 17,197        3     Net Sales                              $2,039,197  $  595,000
------------------   -----------------   ----------------                                                    ----------  ----------
       $  571,963          $  567,500           $  4,463        4     less: Cost of Goods Sold
------------------   -----------------   ----------------               (Schedule 'B')                       $1,568,963  $  481,125
                                                                                                             ----------  ----------
       $  145,234          $  132,500           $ 12,734        5     Gross Profit                           $ 470,234   $ 133,875
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0        6     Interest
------------------   -----------------   ----------------                                                    ----------  ----------
                                                                7     Other Income:
                                                $      0        8
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0        9
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------

       $  145,234          $  132,500           $ 12,734      10         TOTAL REVENUES                     $ 470,234   $ 133,875
------------------   -----------------   ----------------                                                    ----------  ----------


                                                                  EXPENSES
       $   38,460          $   38,000           $   (460)      11     Compensation to Owner(s)/Officer(s)    $ 105,460   $  38,500
------------------   -----------------   ----------------                                                    ----------  ----------
       $  180,152          $  176,000           $ (4,152)      12     Salaries/Commissions                   $ 405,902   $ 180,000
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       13     Management Fees
------------------   -----------------   ----------------                                                    ----------  ----------
       $   25,000          $   25,000           $      0       14     Depreciation                           $  50,000   $  25,000
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       15     Taxes:
------------------   -----------------   ----------------                                                    ----------  ----------
       $   16,499          $   11,500           $ (4,999)      16         Employer Payroll Taxes             $  32,749   $  16,500
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       17         Real Property Taxes
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       18         Other Taxes
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       19     Other Selling
------------------   -----------------   ----------------                                                    ----------  ----------
       $  127,181          $  128,500           $  1,319       20     Other Administrative                   $ 254,181   $ 127,500
------------------   -----------------   ----------------                                                    ----------  ----------
       $        0          $        0           $      0       21     Interest                               $       0   $       0
------------------   -----------------   ----------------                                                    ----------  ----------
                                                               22     Other Expenses:
                           $        0           $      0       23             Misc                                       $       0
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       24
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       25
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       26
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       27
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       28
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       29
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       30
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------

        $ 387,292          $  379,000           $ (8,292)      31         TOTAL EXPENSES                     $ 848,292   $ 387,500
------------------   -----------------   ----------------                                                    ----------  ----------

        $(242,058)         $ (246,500)          $  4,442       32 SUBTOTAL                                   $(378,058)  $(253,625)
------------------   -----------------   ----------------                                                    ----------  ----------

                                                                  REORGANIZATION ITEMS
        $       0          $        0           $      0       33     Professional Fees                      $       0   $       0
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       34     Provisions for Rejected
------------------   -----------------   ----------------              Executory Contracts                   ----------  ----------
                                                                      Interest Earned on Accumulated Cash
                                                $      0       35         Resulting from Chp 11 Case
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       36     Gain or (Loss) from Sale of Equipment
------------------   -----------------   ----------------                                                    ----------  ----------
                                                $      0       37
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------
                                                $      0       38
------------------   -----------------   ----------------             ---------------------------------      ----------  ----------

        $       0          $        0           $      0       39         TOTAL REORGANIZATION ITEMS         $       0   $       0
------------------   -----------------   ----------------                                                    ----------  ----------

        $(242,058)         $ (246,500)          $  4,442       40 NET PROFIT (LOSS) BEFORE                   $(378,058)  $(253,625)
------------------   -----------------   ----------------           FEDERAL & STATE TAXES                    ----------  ----------
                                                $      0       41     Federal & State Income Taxes
------------------   -----------------   ----------------                                                    ----------  ----------

        $(242,058)         $ (246,500)          $  4,442       42 NET PROFIT (LOSS)                          $(378,058)  $(253,625)
==================   =================   ================                                                    ==========  ==========


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Line 16 Employee Payroll Taxes  Forecast amount for August was incorrect. The reported actual is in line with the prior month's actual amount.

Line 33 Professional Fees       Operation results exclude any professional fees
                                accrued for the cost of bankruptcy.



Effective 1/1/95

                                                                Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED AUGUST 31, 1997






CASH BALANCE BEGINNING OF MONTH                                    $  388,693
                                                                   ----------

CASH RECEIPTS  (1)                                                 $  938,000
                                                                   ----------

CASH DISBURSEMENTS  (1)                                            $1,062,897
                                                                   ----------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                 $ (124,897)
                                                                   ----------

CASH BALANCE END OF MONTH                                          $  263,796
                                                                   ==========



RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1                  ACCOUNT 2                  ACCOUNT 3           ACCOUNT 4
                                             ---------                  ---------                  ---------           ---------
BANK                                   Wells Fargo                Union Bank            Bank of America           Bank of America
                                       -----------------------    ------------------    ----------------------    -----------------
ACCOUNT TYPE                           Checking/Sweep             Money Market          Payroll                   Checking
                                       -----------------------    -------------------   ----------------------    -----------------
                                       4091-390302 checks
                                       -----------------------    -------------------   ----------------------
ACCOUNT NO.                            4417-866522 sweep          3280000697            11955-00172               1233-0-50003
                                       -----------------------    -------------------   ----------------------    -----------------
ACCOUNT PURPOSE                        Main operating             Wire transfers        Old Payroll Account       Old checking
                                       -----------------------    -------------------   ----------------------    -----------------

BALANCE, END OF MONTH                             $128,534                $29,519                   $96,052               $9,691
                                       -----------------------    -------------------    ----------------------    ----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS              $263,796
                                       =======================



(1)  Excluding bank transfers between your accounts.


Effective 1/1/95